                                                                   EXHIBIT 10.11

            NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND NEITHER MAY BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SECURITY HAS BEEN
                  REGISTERED UNDER THE ACT AND SUCH LAWS OR (1)
           REGISTRATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT
         REQUIRED AND (2) AN OPINION OF COUNSEL SATISFACTORY TO MAKER IS
        FURNISHED TO MAKER TO THE EFFECT THAT REGISTRATION UNDER THE ACT
                                IS NOT REQUIRED.

                          SECURED CONVERTIBLE TERM NOTE

                                                       Charlottesville, Virginia

$500,000                                                         August 11, 1995


            FOR VALUE RECEIVED, Biotage, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to Sheridan G. Snyder (hereinafter referred to as the "Holder"), or registered assigns, on or before the Maturity Date (as hereinafter defined), as set forth herein, the principal amount of Five Hundred Thousand Dollars ($500,000), or such part thereof as then remains unpaid, together with interest from the date hereof on the unpaid principal balance of this Note from time to time outstanding at a rate of interest equal to the Prime Rate (as hereinafter defined) plus one percent (1%) per annum for the period beginning on the date hereof and continuing for the remainder of the term hereof. Interest shall accrue from and after the date hereof, and shall be payable on the last day of each month commencing on August 31, 1995 and continuing monthly thereafter until maturity. As used herein, (i) the "Maturity Date" shall mean the earliest to occur of (a) the date of closing by Maker of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of shares of common stock for the account of Maker at a price per share of not less than $6.00 (subject to equitable adjustment in the event of any stock split, stock dividend, combination, reorganization, reclassification or other similar event) and which results in proceeds to Maker, net of commissions and discounts, of not less than $10,000,000, (b) the fifth anniversary of the date of this Note as set forth above and (c) an Event of Default (as such term is defined below) and (ii) the "Prime Rate" shall mean that rate of interest announced or published by Crestar Bank, Charlottesville, Virginia as being its prime rate of interest, whether or not such rate is actually charged.

1.    Payment in Cash.

      Principal and interest shall be payable in lawful money of the United States of America, by check, at the business address of the Holder or at such other place as the legal Holder may designate from time to time in writing to Maker. Interest shall be computed on the basis of actual days elapsed over a 365-day year.

2.    Prepayment.

      Upon ten (10) days prior written notice to the Holder of this Note, Maker shall have the right, at any time prior to the Maturity Date or conversion of this Note pursuant to Section 4 hereof, to prepay all of the outstanding principal amount of this Note, and accrued and unpaid interest thereon, without premium or penalty, subject to the rights of the Holder of this Note to convert amounts outstanding under this Note pursuant to Section 4 below at any time prior to the date specified in such notice for prepayment; provided, however, that notwithstanding the foregoing, in no event shall any prepayment of principal be made by Maker with respect to any portion of this Note unless and until Maker shall have offered to prepay a like proportion of all Notes (as such term is defined below).

3.    Description of Notes.

      This Note is one of several Notes to be issued by PEC (the "PEC Notes"), and by Maker (the "Biotage Notes" and, collectively with the PEC Notes, the "Notes"), of like tenor issued or to be issued as a condition to the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of August 4, 1995 (the "Merger Agreement") by and among Maker and the parties named therein having an aggregate original principal balance of $3,130,292.65. This Note is secured pursuant to, and entitled to the benefits of (including the security described in), a certain Security Agreement dated as of May 11, 1993 by and between Maker and the Holder (as the same may be amended from time to time, hereinafter referred to as the "Security Agreement"). The Holder of this Note, by his acceptance hereof, shall be entitled to the benefits, and subject to the terms, of the Security Agreement.

4.    Conversion.

      If at any time after the consummation of the transactions contemplated by the Merger Agreement and prior to the Maturity Date, Maker consummates the offer and sale of Equity Securities (each, an "Equity Financing"), the Holder shall have the right at the Holder's option, to convert all or any part of the principal amount of this Note into such Holder's pro rata share of the Equity Securities being offered in the Equity Financing at a conversion price equal to the price per share of the Equity Securities sold in the Equity Financing. As used herein, the term "Equity Securities" shall mean securities of Maker which are issued for cash and which are either (i) equity securities or (ii) securities having rights or options to acquire equity securities, but shall not include (a) securities issued from time to time by Maker in connection with the licensing or acquisition by Maker of technology or intellectual property, (b) securities issued from time to time to employees or consultants of Maker pursuant to any stock option plan, stock purchase or other equity plan of Maker approved by a majority of Maker's Board of Directors or (c) shares of Class A Series 3 Preferred Stock of Maker issued on or before September 30, 1995. The Holder's pro rata portion of Equity Securities being offered in any Equity Financing shall equal the result obtained by multiplying (A) twenty five percent (25%) of the aggregate number of Equity Securities being offered in the Equity Financing by (B) a fraction, the numerator of which shall be equal to the amount of principal outstanding under this Note with respect to which the Holder has exercised conversion rights as provided herein and the denominator of which shall be equal to the aggregate amount of principal outstanding under all of the Notes. In the event that the

Holder shall elect to convert this Note as described in this Section 4, the Holder shall be subject to all of the terms and conditions applicable to the purchasers buying the Equity Securities in the Equity Financing.

5.    Mechanics of Conversion.

      Maker shall give the Holder twenty (20) days' prior written notice (the "Company Notice") of the occurrence of an Equity Financing, which notice shall set forth the anticipated closing date of the Equity Financing and the Holder's conversion price with respect thereto. The Holder may exercise its right of conversion by (i) surrendering this Note duly endorsed at the office of Maker and (ii) delivering written notice to Maker within ten (10) days of its receipt of the Company Notice, specifying the principal amount of this Note which the Holder wishes to be converted and the name or names in which the certificate or certificates for Equity Securities are to be issued. Maker shall, as soon as practical following the closing of the Equity Financing, issue and deliver to the Holder a certificate or certificates for the number of Equity Securities to which the Holder shall be entitled as aforesaid, together with the payment in cash of all accrued but unpaid interest on this Note through the closing date of the Equity Financing; provided, however, that if the person in whose name such certificate or certificates are requested to be registered is other than the registered owner of this Note, Maker may require, prior to issuance of a certificate in the name of such other person, that it receive reasonable transfer documentation (including opinions) or other evidence that the issuance of certificates in such other name as requested does not and will not cause a violation of the Securities Act, any similar Federal statute at the time in effect or any applicable state securities laws. Such conversion shall be deemed to have been made on the closing date of the Equity Financing, and the person or persons entitled to receive the shares of stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares as of such date. If less than the entire outstanding principal amount of this
Note is being converted, a new Note shall be delivered to the Holder for the unconverted principal balance and shall be of a like tenor as to all terms as this Note.

6.    Securities Act.

      Upon conversion of this Note, the registered Holder will be required to execute and deliver to Maker an instrument, in form satisfactory to Maker, representing that the Equity Securities issuable upon conversion hereof are being acquired for investment and not with a view to distribution within the meaning of the Securities Act.

7.    No Fractional Shares and Certificates.

      No fractional shares shall be issued upon conversion of this Note and the number of shares of Equity Securities to be issued shall be rounded down to the nearest whole share and the Holder shall be entitled to receive in cash an amount equal to the conversion price then in effect multiplied by the fractional share.

8.    Events of Default.

      If any Event of Default (as defined in the Security Agreement) shall occur and be continuing, then any Holder of this Note may, by notice to Maker, declare the entire unpaid principal amount of this Note, and all interest accrued and unpaid hereon to be forthwith due and payable, whereupon the Note and all such accrued interest shall become and be forthwith due and payable.

9.    Note Register.

            (a) Maker shall keep at its principal executive offices a register (herein sometimes referred to as the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), Maker shall provide for the registration and transfer of this Note. The person or entity in whose name any registered Note shall be registered shall be deemed and treated as the owner and holder hereof for all purposes hereunder.

            (b) Whenever this Note shall be surrendered at the principal executive office of Maker for transfer or exchange, accompanied by a written instrument of transfer in form reasonably satisfactory to Maker duly executed by the Holder hereof or its attorney duly authorized in writing, Maker shall execute and deliver in exchange therefor a new note or notes, as may be requested by such Holder, in the same aggregate unpaid principal amount and payable on the same terms as the principal amount of the note or notes so surrendered; each such new Note shall be dated as of the date to which interest has been paid on the unpaid principal amount of the note or notes so surrendered and shall be in such principal amount and registered in such name or names as such Holder may designate in writing; provided, however, that if the person in whose name a Note is requested to be registered is other than the registered owner of this Note, Maker may require, prior to issuance of a Note in the name of such other person, that it receive reasonable transfer documentation (including opinions) or other evidence that the issuance of a Note in such other name as requested does not and will not cause a violation of the Securities Act, any similar Federal statute at the time in effect or any applicable state securities laws.

            (c) Upon receipt by Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity reasonably satisfactory to it, and upon reimbursement to Maker of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation), Maker will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

10.   General.

            (a) Governing Law. This Note shall be governed by and construed in accordance with the law of the Commonwealth of Virginia, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

            (b) Interpretation. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

            (c) Amendment. The terms of this Note and the other Notes may be amended or waiver of compliance of any term hereof or thereof may be obtained by Maker with the written consent of holders of greater than sixty-six and two-thirds percent (66 2/3%) of the unpaid aggregate principal amount of all of the Notes outstanding at the time of the amendment or waiver, whether or not the Holder hereof shall agree to such amendment or waiver; provided, however, that no such amendment or waiver shall be effective to reduce the principal amount hereof or the rate of interest payable hereunder or to otherwise provide terms herein more favorable to the Holder than the terms provided in the other Notes.

            (d) Successors and Assigns; Transferability. This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of the Holder and its successors and permitted assigns (which shall include permitted transferees). This Note or any interest therein may not be assigned except in accordance with the terms hereof.

            (e) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to Maker or to the Holder thereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

                  If to the Holder:       At the address shown below.

                  If to Maker:            Biotage, Inc.
                                          1500 Avon Street Ext.
                                          Charlottesville, VA 22901
                                          Attention: President

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the 5th business day following the day such mailing is made.

            (f) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of interest under this Note shall fall on Saturday, Sunday or on a day which in Virginia shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

      IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

                                    BIOTAGE, INC.

                                       By: /s/ Robert Dishman
                                           --------------------------
                                       Title:  President

Name of Holder:         Sheridan Snyder

Address of Holder:      Sheridan G. Snyder
                        Route 1
                        Box 117
                        Afton, VA 22920

                              SECURITY AGREEMENT

      THIS AGREEMENT is made as of May 11, 1993, between BIOTAGE, INC., a Delaware corporation (the "Debtor") and SHERIDAN G. SNYDER (the "Secured Party").

                                   Recitals

      A. The Secured Party has agreed to extend a line of credit to the Debtor in the principal sum of up to $500,000.00 plus interest.

      B. The Secured Party is willing to make advances under the line of credit, but only upon the condition, among others, that the Debtor execute and deliver this Agreement.

      NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agrees as follows:

SECTION 1. -- DEFINED TERMS

      The following terms used herein shall have the following meanings unless the context otherwise requires:

      Accounts. All accounts as defined in the Uniform Commercial Code, whether now owned or hereafter acquired by Debtor, and all proceeds and products thereof.

      Collateral. All Accounts, Equipment, Intellectual Property and Inventory provided as security under this Agreement.

      Equipment. All of the Debtor's furniture, fixtures and equipment, including all equipment as defined in the Uniform Commercial Code, and including, but not limited to, any leases, rental agreements, chattel paper, rental payments and insurance proceeds together with all accessories, accessions, attachments, parts, replacements, substitutions, improvements, repairs installed in or affixed to any equipment, whether now or owned or hereafter acquired by Debtor, and all proceeds and products thereof.

      Intellectual Property. All patents, patent applications, trademark, tradenames, copyrights, technology, know-how, processes, computer programs, databases, systems and software, and other intellectual and proprietary rights, including all contract rights and licenses with respect thereto, together with all good will associated therewith whether now owned or hereafter acquired by the Debtor including, but not limited to, all of the Debtor's right, title and interest in and to the Debtor's license (the "Patent License") of United States Patent No. 4,250,035 issued February 10, 1981, entitled "Radial Compression of Packed Beds", and all reissues, continuations and extensions thereof, as well as all foreign patents and patent applications corresponding thereto.

      Inventory. All goods and personal property of every nature which are held for sale or furnished or are to be furnished under contracts of service or sale or lease, supplies, stock-in-trade, all raw materials, work-in-process, finished goods, and all returned, reclaimed and repossessed goods, whether now in the Debtor's possession or control, in transit, in storage, or hereafter acquired by way of replacement, substitutions, addition or otherwise and all other inventory as defined in the Uniform Commercial Code, whether now owned or hereafter acquired by Debtor, and all proceeds and products thereof.

      Obligations. All indebtedness of the Debtor to the Secured Party evidence by a Credit Line Note of even date made by Debtor payable to the Secured Party in the principal sum of up to $500,000.00, including all renewals, extensions and modifications thereof, and the agreements and warranties of the Debtor contained in this Agreement.

SECTION 2. --  COLLATERAL.

      2.1. Security Agreement. As Collateral to secure the prompt payment and performance of the Obligations, the Debtor hereby grants to the Secured Party a security interest in the Accounts, the Equipment, the Intellectual Property and the Inventory, including all proceeds of any of the foregoing. Debtor will not sell, assign, encumber or otherwise transfer the Collateral or the proceeds therefrom other than to the Secured Party or in the ordinary course of Debtor's business without the prior written consent of the Secured Party. Upon request of the Secured Party, Debtor shall promptly perform all acts reasonably necessary to further evidence or perfect the security interest of the Secured Party in the Collateral and to obtain for the Secured Party the benefits of a secured party under the laws of the State of Virginia.

      2.2. Consent of Licensor. The Debtor shall, upon execution and delivery of this Agreement, use its best efforts to obtain the consent of the Licensor under the Patent License to the grant of the foregoing security interest, which consent shall be substantially in the form of Exhibit A hereto.

SECTION 3. -- REPRESENTATIONS

      The Debtor represents and warrants to the Secured Party, and such representations and warranties shall be continuing so long as any Obligations shall remain outstanding as follows:

      3.1. Due Authorization. The Debtor has the power and authority to enter into this Agreement and perform its obligations hereunder and by proper action has duly authorized the execution and delivery of this Agreement and the performance of its obligations hereunder.

      3.2. Binding Agreement. This Agreement constitutes the valid and legally binding obligation of the Debtor, enforceable in accordance with its terms.

      3.3. Ownership of Collateral. (a) Debtor now owns, or will use the advances secured hereby to become the owner of, the Collateral and will have the right to grant to the Secured Party a security interest therein.

            (b) The Debtor owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business. As of the date hereof, no material claim has been asserted and it pending by any person or entity with respect to the use by the Debtor of any Intellectual Property or challenging or questioning the validity or effectiveness of any Intellectual Property necessary for the conduct of the Debtor's business.

      3.4. Location of Collateral. The Collateral and all records relating thereto are located at 1500 Avon Street Extended, Charlottesville, Virginia 22901. The Debtor will not change the location of the Collateral or any part thereof, without giving the Secured Party at least 30 days' prior written notice.

      3.5. Collateral Free of Encumbrances. The Debtor has not previously assigned, mortgaged, or encumbered any Collateral, and the Collateral is not subject to a prior security interest or lien in favor of any person other than the Secured Party. The Debtor will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein.

      3.6. Setoffs, Counterclaims and Defenses to Accounts. The Accounts hereby assigned are valid obligations, correct in amount, do not arise from or relate to the sale of farm products by a farmer, and there are no set offs, counterclaims or defenses of any kind thereto. The Debtor will immediately notify the Secured Party of any account to which such representations are untrue.

SECTION 4. -- COVENANTS

      The Debtor covenants and agrees that so long as any of the Obligations remain outstanding:

      4.1. Financing Statements. The Debtor will execute financing statements and continuation statements in form satisfactory to the Secured Party and the Debtor will reimburse the Secured Party for all expenses incurred in the filing of financing statements, continuation statements and termination statements. The Debtor agrees the Secured Party may file a carbon, photographic copy or other reproduction of any financing statement.

      4.2. Maintenance of Records. The Debtor will keep and maintain, at its own cost and expense, satisfactory, complete and current records of the Collateral, including, but not limited to, all shipments received, deliveries made, contracts performed, payments received, credits granted thereon and other dealings therewith. Upon request by the Secured Party, the Debtor will provide it with written reports of the status of the Collateral, or any part thereof, as of the period specified. These reports shall be in such form and in such detail as the Secured Party shall reasonably direct. The Debtor will not change the location of its books and records without giving the Secured Party at least thirty (30) days' prior written notice. The Debtor will protect its records against fire, theft, loss or any other manner of destruction or loss.

      4.3. Taxes. The Debtor will pay promptly when due all taxes, charges and assessments, including penalties and interest, which are or may become a lien on the

Collateral or any part thereof, except to the extent that they may be contested in good faith and by appropriate proceedings.

      4.4. Change of Name, Residence, Place of Business. The Debtor will not change its name, operate under any assumed name or change its residence, corporate structure or principal place of business, without giving the Secured Party at least thirty (30) days' prior written notice.

      4.5. Inspection of Books and Records. The Secured Party, or its agents, may at any time, and from time to time, inspect the Collateral and the books and records of the Debtor pertaining to the Collateral. It is specifically agreed that the Secured Party shall have, and the Debtor hereby grants to the Secured Party, a security interest in all books of accounts and records (including computer software) of the Debtor and shall have access to them at any time for inspection, verification, examination and audit. If requested by the Secured Party, the Debtor will stamp all chattel paper hereby assigned in a form and manner satisfactory to the Secured Party with an appropriate reference to the effect that the chattel paper has been assigned to the Secured Party, and the Debtor will similarly stamp its account ledgers and other books and records pertaining to the assigned Accounts.

      4.6. Expenses. The Debtor shall be liable for, and agrees to pay the Secured Party any and all expenses incurred or paid by the Secured Party in protecting or enforcing its rights under this Agreement, including reasonable attorney's fees, whether incurred in collecting specific Accounts or otherwise. At its option, the Secured Party may discharge taxes, liens, security interests or other encumbrances on the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payments so made, and until such reimbursement, the amount of any such payment, with interest at the rate provided for in the Obligations from date of payment until reimbursement, shall be added to the indebtedness owed by the Debtor and shall be secured by this Security Agreement.

      4.7. Insurance. The Debtor will continuously insure the Collateral with a responsible company or companies satisfactory to the bank against fire with extended coverage) in the full insurable value of the Collateral and against such other casualties in such amounts as the Secured Party shall reasonably require. This insurance policy (or policies) shall have attached thereto a standard loss payable clause, without contribution, in favor of the Secured Party, as its interest may appear, and shall otherwise be in form acceptable to the Secured Party, and the Debtor will use its best efforts to have such policy (or policies) provided that it (they) may not be cancelled without ten (10) days' prior written notice to the Secured Party. The Debtor will deliver the policy or policies, properly endorsed, as additional security, and where a renewal policy is necessary in the performance of this covenant, the Debtor will deliver it, as security, at least ten (10) days before the expiration of the existing insurance. The Debtor hereby assigns to the Secured Party any return of unearned premiums which may be due upon cancellation of any such policy or policies for any reason whatsoever and directs the insurer(s) to pay to the Secured Party any amounts so due. The Debtor hereby irrevocably appoints the Secured Party as its attorney-in-fact, with full power of substitution to execute loss claims and other applications for payment of benefits under any insurance policy in the name of either the Debtor or the Secured Party, receive all monies and endorse drafts, checks, and other instruments for the payment of any proceeds off any insurance or in order to Collect any return of unearned premiums. This appointment shall be deemed a power coupled with an interest and shall not be terminable by the Debtor so long as the Debtor remains indebted to the Secured Party, and shall not terminate on disability or the Debtor.

      4.8. Compliance with Federal and State Laws. The Debtor will comply wish all federal and State Laws applicable to its business, whether now in effect or hereafter enacted, and all statutes and regulations issued by the state or states in which the Debtor conducts business, and upon request the Debtor will provide the Secured Party with such evidence of compliance as the Secured Party may reasonably request.

      4.9. Audit. The Debtor will cause its books to be reviewed at least annually and will furnish to the Secured Party within ninety (90) days after the end of its fiscal year financial statements relating to Debtor's operations at the Facility duly prepared and reviewed by an independent certified public accountant, including balance sheets and profit and loss statements. The Debtor will furnish the Secured Party within forty-five (45) days after the close of each quarter a similar profit and loss statement for, and a balance sheet as of the end of, such quarter, such statements to be duly certified by the president, treasurer, or chief accounting officer of the Debtor.

      4.10. Other Loans and Security Interests. If the Debtor obtains any loan from anyone other than the Secured Party, or if the Debtor obtains an extension or renewal of any present indebtedness to anyone other than the Secured Party, except trade indebtedness, the Debtor will notify the Secured Party of such fact in writing within three (3) days.

      4.11. Qualification to do Business. The Debtor will, at the request of the Secured Party, qualify to do business and obtain all requisite licenses and permits in each state in which such action may be necessary in order to maintain any action to collect any debt.

      4.12. Compromises and Discounts. Without the prior written consent of the Secured Party, the Debtor will not grant any extension of time in the payment of any Accounts or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partially any person liable for payment thereof, or allow any credit or discount whatsoever in the amount of any Account as invoiced except for ordinary trade discounts or allowances for prompt payment. The Debtor, moreover, will not agree to any material modification of any Account herein assigned (whether specifically listed or not) without the prior written consent of the Secured Party.

      4.13 Promissory Notes, Trade Acceptances, and Other Instruments. If any of the Debtor's Accounts are or should become evidenced by chattel paper or promissory notes, trade acceptances, or other instruments, the Debtor will promptly notify the Secured Party and upon request by the Secured Party will immediately deliver the same to the Secured Party, appropriately endorsed or assigned with recourse to the Secured Party's order, and regardless of the form of such endorsement or assignment the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto and agrees to take all necessary steps to preserve rights against prior parties to instruments and chattel paper.

      4.13. Collection of Accounts. The Bank hereby authorizes the Debtor to collect the Accounts, subject to direction and control, but the Secured Party may, without cause or notice, curtail or terminate said authority at any time. Upon notice by the Secured Party, whether oral or in writing, to the Debtor, the Debtor shall forthwith upon receipt of all checks, drafts, cash, and other remittances in payment of or on account of the Accounts, deposit the same in one or more special accounts maintained with the Secured Party over which the Secured Party alone shall have the power of withdrawal. The remittance of the proceeds of such Accounts shall not, however, constitute payment or liquidation of such Accounts until the Secured Party shall receive good funds for such proceeds. Funds placed in such special accounts shall be held by the Secured Party as security for all obligations secured hereunder. These proceeds shall be deposited in precisely the form received, except for the endorsement of the Debtor where necessary to permit collection of items, which endorsement the Debtor agrees to make, and which endorsement the Secured Party is also hereby authorized, as attorney-in-fact, to make on behalf of the Debtor. In the event the Secured Party has notified the Debtor to make deposits to a special account, pending such deposit, the Debtor agrees that it will not commingle any such checks, drafts, cash or other remittances with any funds or other property of the Debtor, but will hold them separate and apart therefrom, and upon an express trust for the Secured Party until deposit thereof is made in the special account. The Secured Party will, from time to time, apply the whole or any part of the Collateral funds on deposit in this special account against such obligations as is secured hereby as the Secured Party may in its sole discretion elect. At the sole election of the Secured Party, any portion of said funds on deposit in the special account which the Secured Party shall elect not to apply to the Obligations may be paid over by the Secured Party to the Debtor. The Secured Party, and any officer or agent of the Secured Party, is hereby constituted and appointed as true and lawful attorney-in-fact of the Debtor with full power at any time, whether or not the Debtor be in default under this or any other agreement: (a) to notify any and all account debtors to make payment directly to the Secured Party and otherwise to notify the account debtors of this assignment; (b) to ask for, demand, collect, institute and maintain suits for, receive, compound, compromise and give acquittances for any and all sums owing, which are now, or may hereafter become, due upon said Accounts, and to enforce payment thereof either in its name or in the Debtor's name; (c) to endorse the name of the Debtor on checks, drafts or other items tendered or received in payment of said Accounts, and (d) to enter upon the premises of the Debtor at any time for the purpose of reducing to possession the Accounts (including chattel paper) and all cash or non-cash proceeds thereof, or for the purpose of inspecting the Inventory and inspecting and/or auditing the books, records and procedures of the Debtor. This power of attorney is coupled with an interest and shall be irrevocable as long as any Obligations shall remain outstanding, and shall not terminate on disability of the Debtor.

SECTION 5. - DEFAULT

      5.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

            (a) Default in the payment of any of the Obligations, or in the performance of any covenant or agreement contained or referred to herein;

            (b) Any warranty, representation or financial statement made or furnished to the Secured Party by or on behalf of the Debtor proves to have been false in any material respect when made or furnished;

            (c) The dissolution, termination of existence, or insolvency of the Debtor, the application by the Debtor for the appointment of a receiver or custodian for the Debtor or the Debtor's property, any assignment for the benefit of creditors by the Debtor or the commencement of a voluntary case under any bankruptcy or insolvency law by the Debtor or any guarantor or surety for the Debtor.

            (d) The failure of the Debtor or any guarantor or surety for Debtor within 60 days after the commencement of any involuntary case against it under any bankruptcy or insolvency law to have such proceedings dismissed or stayed.

      5.2. Remedies. (a) Upon any such Event of Default and at any time thereafter, the Secured Party may declare all of the Obligations immediately due and payable without notice, protest, presentment or demand, all of which are hereby expressly waived by the Debtor, and may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided by the Uniform Commercial Code as well as all other rights and remedies possessed the Secured Party. The Secured Party will give the Debtor reasonable notice of the time and place of any public sale of the Collateral or any part thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the debtor at 1500 Avon Street Extended, Charlottesville, Virginia 22901 at least five (5) days before the time of the sale or disposition, but nothing contained herein shall be construed to mean that any other notice of a shorter period of time does not constitute reasonable notice for the sale of the Collateral, or any part thereof. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses. In such event of default, the Debtor shall upon request by the Secured Party assemble the Collateral or any designated part thereof and make it available to the Secured Party at such place as is designated by the Secured Party.

            (b) License to Use Intellectual Property. If an Event of Default shall have occurred and be continuing and for the purpose of enabling the Secured Party to exercise its rights and remedies under this Agreement at such time as the Secured Party shall be entitled to exercise such rights and remedies, the Debtor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor), to use, assign, license or sublicense any of the Debtor's Intellectual Property, now owned or hereafter acquired by the Debtors and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored; provided, however, that the Secured Party shall comply with all pre-existing quality control standards and trademark use requirements of the Debtor. The proceeds from, or other realization upon, any such license shall constitute Collateral. No agreements hereafter acquired or agreed to or entered into by the Debtor shall prohibit, restrict or impair the rights granted under this Section.

            (c) The security interests, rights and remedies granted by the Debtor to the Secured Party herein are in addition to any other rights, collateral or other remedies which the Debtor or any other person has granted or may hereafter grant to the Secured Party by any other instrument or through the delivery of any document, instrument, chattel paper, or other collateral.

SECTION 6. - MISCELLANEOUS

      6.1. Headings. The titles and section headings herein are included for convenience only and shall not be deemed to be a part of this Agreement.

      6.2. Nature of Rights. Each and every right granted to the Secured Party hereunder or under any other document delivered hereunder or in connection herewith or allowed it by law or equity shall be cumulative and may be exercised from time to time. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right preclude any other or future exercise thereof or the exercise of any other right. The terms of this Agreement shall be binding upon the successors and assigns of the parties hereto.

      6.3. Construction. This Agreement shall be governed and construed in accordance with the internal substantive laws of the Commonwealth of Virginia without giving effect to the conflict of law rules thereof. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement.

DEBTOR:                                BIOTAGE, INC.

                                       By: /s/ Mark Kachur
                                          ---------------------------
                                       Title:Pres/CEO
                                             ------------------------

SECURED PARTY:                         /s/ Sheridan G. Snyder
                                       ------------------------------
                                       Sheridan G. Snyder

                                    EXHIBIT A

                                     CONSENT

      The undersigned MILLIPORE CORPORATION, a Massachusetts corporation, as licenser (the "Licensor") has previously entered into a certain License Agreement, dated March 30, 1990 (the "License Agreement") with BIOTAGE, INCORPORATED, a Delaware corporation, as licensee ("Licensee").

      Pursuant to the provisions of a certain security agreement, dated May 11, 1993 (the "Security Agreement") between the Licensee and Sheridan G. Snyder ("Snyder") the Licensee proposes to grant a security interest in and to, among other things, all of Licensee's right, title and interest in and to the License Agreement to secure repayment of the obligations of the Licensee to Snyder under the terms and provisions of a line of credit to the Licensee in the principal sum of up to $500,000 plus interest (the "Credit Line Note").

      Pursuant to the provisions of a certain assignment agreement, dated May 11, 1993 (the "Assignment Agreement"), between Snyder and Crestar Bank, N.A. (the "Bank"), Snyder proposes to pledge, assign and grant to the Bank a security interest in all rights, remedies, claims, interests and benefits now or hereafter existing or arising in favor of the Bank under (i) the Credit Line Note; and (ii) all proceeds receivable by Snyder from, and all security for all of the foregoing including, but not limited to all collateral given to Snyder pursuant to the Security Agreement.

      FOR VALUE RECEIVED, the Licensor hereby agrees as follows:

      1. The Licenser hereby consents to the transfer of the rights in and to the License Agreement as set forth in the Security Agreement and the Assignment Agreement, respectively, and further consents to the exercise by Snyder, or by the Bank as his assignee (either individually or collectively the "Secured party"), of the rights of the Secured Party under the Security Agreement or Assignment Agreement as the case may be, as such rights may accrue and become enforceable from time to time.

      2. Licenser agrees that if Licensee shall be in default under she License Agreement, Licenser agrees that any Secured Party shall have the right, but not the obligation, to remedy or cause so be remedied such default, whether the same consists of the failure to pay any monetary amount or failure to do or perform any other matter or thing which Licensee is required to do or perform, and Licensor shall accept such performance on the part of the Secured Party as though the same had been done or performed by Licensee. If an event of default shall occur under the License Agreement, written notice shall be sent by Licensor to Snyder and the Bank at the following addresses:

If to Snyder:

      Sheridan G. Snyder
      Route 1, Box 117
      Afton, Virginia 22920

If to the Bank:

      Crestar Bank
      Post Office Box 8088
      Charlottesville, Virginia 22906

Licensor agrees to take no action to terminate the License Agreement until Licensor has given the Secured Party the following opportunities:

            A. If such default shall be in the payment of any monetary amount payable under the License Agreement, the Secured Party shall be allowed a period of thirty (30) days after the receipt of such notice within which to remedy such default;

            B. If such default shall be in observing or performing any other covenant or condition to be observed or performed by the Licensee under the License Agreement, and such default can be remedied by the Secured Party, the Secured Party shall be given the opportunity to remedy such default within such period as may be necessary to remedy such default with diligence and continuity; and

            C. If a Secured Party or a person designated by a Secured Party shall become the owner of the interest of the Licensee upon the exercise of any remedy provided for in the Security Agreement or the Assignment Agreement, such Secured Party or other person shall have the right to assign to any person such interest, but only upon the written consent of the Licenser, which consent shall not be unreasonably withheld.

      3. If the License Agreement shall terminate for any reason, the Licenser shall give the Secured Party written notice of such termination. The Secured Party shall thereupon have the right exercisable by notice to Licenser within sixty (60) days after the date of such notice of termination, to enter into a new license for the subject matter of the License Agreement. The tern of such new license shall begin on the date of termination of the License Agreement and shall continue for the remainder of the original term of the License Agreement, and such new agreement shall contain the same terms and conditions; provided, however, that the Secured Party shall have remedied any default by the Licensee under the terms of the License Agreement, as a condition to the obligation of the Licensor to enter into such new agreement.

      4. The Licensor represents and warrants to the Secured Party that the License Agreement is in full force and effect and has not been amended or modified and that there are no existing defaults thereunder.

      IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed by its duly-authorized representative as of the date set forth below.

                                       MILLIPORE CORPORATION

Date:                                  By:
     ------------------------             ---------------------------
                                       Its:
                                           --------------------------

      THIS ASSIGNMENT AGREEMENT is made as of May 11, 1993, by SHERIDAN G. SNYDER, a resident of Charlottesville, Virginia (the "Assignor"), to CRESTAR BANK, N.A. (the "Bank").

      Pursuant to a Credit Line Note of even date made by Biotage, Inc. a Delaware Corporation (the "Borrower") payable to the order of the Assignor in the principal sum of up to $500,000.00 (the "Company Note"), Assignor agreed to extend a line of credit to the Borrower in a principal amount up to $500,000.00. Pursuant to a Commercial Note of even date made by the Assignor payable to the order of the Bank in the principal sum of up to $500,000.00 (the "Assignor's Note"), the Bank has agreed to make loans to Assignor in order to fund the Company Note.

      As security for the payment of all of Assignor's obligations under the Commercial Note, the Assignor intends to assign to the Bank (i) the Company Note; and (ii) all proceeds receivable by Assignor from, and all security and collateral for, all of the foregoing.

      NOW, THEREFORE, in order to induce the Bank to make loans to Assignor, the parties agree as follows:

      (1) Assignment. Assignor hereby pledges and assigns to, and grants a security interest to the Bank in, all rights, remedies, claims, interests and benefits now or hereafter existing or arising in favor of the Assignor under (i) the Company Note; and (ii) all proceeds receivable by the Assignor from, and all security for all of the foregoing including, but not limited to all collateral given to Assignor pursuant to a Security Agreement of even date between the Borrower and the Assignor. The assignment made hereby shall include any and all modifications, extensions and renewals of the obligations of Borrower under the above described instruments.

      (2) Debt Secured. This Assignment is given for the purpose of securing:

            (a) Payment of the indebtedness evidenced by the Assignor's Note, including any renewals or extensions thereof.

            (b) Payment of all other sums with interest thereon becoming due and payable to the Bank under the provisions hereof.

            (c) Performance and discharge of all obligations, covenants and agreements of the Assignor herein and in the Assignor's Note.

      (3) Nature of Assignment. The assignment made hereby is executed as collateral security, and the execution and delivery hereof shall not in any way impair or diminish any obligations of the Assignor to the Bank under the Assignor's Note or any obligations of the Assignor or of the Borrower to the Assignor under the Company Note or the security Agreement, nor shall any of such obligations be imposed upon the Bank. The Bank shall not be required to make any inquiry as to the nature or sufficiency of any payment received by the Bank, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to the Bank or to which it may be entitled hereunder at any time. Assignor shall indemnify and hold harmless the Bank from any liability, loss, damage or expense the Bank may incur under the Company Note or Security Agreement by reason of this assignment. Upon the payment of the principal of, and all interest on the Assignor's Note and the performance and observance of the provisions thereof, the assignment made hereby and all rights herein assigned to the Bank shall cease and terminate and all the right, title and interest of the Bank in and to the above described assigned property shall revert to the Assignor or to such person or persons as may be legally entitled thereto, and the Bank shall at the request of the Assignor or any such person, deliver to the Assignor an instrument, in recordable form, canceling and discharging this Assignment.

      (4) Consent and Covenants of Borrower. At the request of the Assignor, Borrower consents to the provisions of this Agreement and agrees during the term of this Agreement: (i) to deliver directly to the Bank, at the address provided for herein duplicate copies of all notices and other instruments or communications required or permitted to be given or made by the Borrower pursuant to the Company Note or Security Agreement; and (ii) to render performance to the Bank of all its obligations under the Company Note or Security Agreement which are required under the terms thereof to be rendered to the Assignor. Borrower further agrees that it will not assert any offset, counterclaim, reduction or defense in any proceeding brought under this Assignment or otherwise. The Bank agrees with the Assignor and Borrower to apply all remittances so received as provided in, or in accordance with instructions received pursuant to, the Company Note or the Security Agreement.

      (5) Assignor's Covenants. (a) The Assignor agrees that the Assignment made hereby and the designation and direction to Borrower hereinabove set forth and consented to by Borrower are irrevocable and that the Assignor will not, while this Assignment is in effect or thereafter until the Assignor has received from the Bank notice of the termination of this Assignment, take any action which is inconsistent with this Assignment, or make or suffer to be made any other assignment, designation or direction of the subject matter hereof, and that any such assignment, designation or direction shall be void. The Assignor will from time to time, upon request of the Bank, execute all instruments of further assurance as the Bank may reasonably specify.

            (b) The Assignor agrees not to cancel, modify, extend or in any way alter the terms of the Security Agreement or the Company Note, not to anticipate the payments thereunder except as provided therein, or to waive, excuse, condone or in any manner release or discharge Borrower from the obligations, covenants, conditions and agreements by Borrower to be performed, including the obligation to make the payments called for thereunder in the manner and at the place and time specified therein; and the Assignor does by these presents expressly release, relinquish and surrender unto the Bank all the Assignor's right, power and authority to cancel, amend, modify or in any way alter the terms or provisions of the Security Agreement and the Company Note.

      (6) Representations and Warranties of Assignor. The Assignor represents and warrants that the Security Agreement and the Company Note are in effect and are not in default; and the Assignor further represents and warrants that it has not executed any other assignment of, or in any way affected, the subject matter of this Agreement.

      (7) Rights Upon Default. Upon or at any time after default in the payment of any obligation, covenant or agreement herein or under the Assignor's Note, the Bank may declare all sums payable hereunder or under the Assignor's Note immediately due and payable. The Bank may exercise any other rights available at law or in equity, may fix or modify payments under the Company Note and may issue in its own name and collect amounts due under the Company Note, including reasonable attorney's fees as provided therein.

      (8) Appointment of Attorney-in-Fact. The Assignor hereby irrevocably constitutes and appoints the Bank, or any officer of the Bank whom the Bank shall designate, as his true and lawful attorney-in-fact, during the entire term of this Agreement, with full power of substitution, for him and in his name to demand, require, receive, collect, compound and give discharges and releases of all claims for any and all proceeds of the Company Note and all other moneys due or to become due under the Security Agreement and to endorse any checks and other instruments or orders in connection therewith, and, if any event of default specified in the Assignor's Note shall occur; (a) to settle, compromise, compound or adjust any such claims; (b) to exercise and enforce any and all claims, rights or remedies of every kind and description of the Assignor arising out of the Company Note and Security Agreement; (c) to file, commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction, to collect any such sums assigned by the Assignor hereunder or to enforce any rights with respect thereto and all other claims, rights and remedies of every kind and description of the Assignor arising out of the Company Note and Security Agreement; and (d) generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights and remedies as fully and completely as though the Bank were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Bank to be necessary or advisable in its absolute discretion.

      (9) Successors and Assigns. This Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

      (10) Notices. All notices, demands, approvals, consents, requests and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when delivered in person or mailed by first class registered or certified mail, postage prepaid, addressed as follows:

                   (i)  if to the Assignor, to

                        Sheridan G. Snyder
                        2611 West Main Street, Suite 1
                        Waynesboro, VA  22980

                  (ii)  if to the Bank at
                        High and Park Streets
                        P.O. Box 8088
                        Charlottesville, Virginia  22906
                        Attn: Ms. Linda W. Hitchings
                              Vice President

                 (iii)  if to Borrower, to

                        Biotage, Inc.
                        1500 Avon Street Extended
                        Charlottesville, VA  22901

      The Assignor, the Bank and Borrower may, by notice given hereunder, designate any further or different addresses to which subsequent notices, demands, approvals, consents, requests or other communications shall be sent by person to whose attention the same shall be directed.

      (11) Severability. If any clause, provision or section of this Assignment be held illegal or invalid by any court, the illegality or invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Assignment shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein. In case any agreement or obligation contained in this Assignment be held to be in violation of law, then such agreement or obligation of the parties hereto to the full extent permitted by law.

      (12) Headings. The headings of the several sections of this Assignment are inserted for convenience only, and do not comprise a part hereof.

      (13) Applicable Law. This Assignment shall be governed by the applicable laws of the Commonwealth of Virginia.

      (14) Execution by Borrower. The Borrower has signed this Agreement for the sole purpose of being bound by the consents and covenants set forth in paragraph 4 of this Agreement.

      IN WITNESS WHEREOF, the parties have cause this Assignment to be executed as of the date first above written.

ASSIGNOR:                              /s/ Sheridan G. Snyder
                                       ------------------------------
                                       SHERIDAN G. SNYDER

THE BANK:                              CRESTAR BANK

                                       By: /s/ Linda W. Hitchings
                                          ---------------------------
                                          Its: Vice President
                                              -----------------------

THE BORROWER:                          BIOTAGE, INC. a Delaware
                                       Corporation

                                       By: /s/ Mark Kachur
                                          ---------------------------
                                          Its: Pres/CEO
                                              -----------------------

THE BORROWER:                              BIOTAGE, INC., a Delaware corporation

                                       By: /s/ Mark Kachur
                                          ---------------------------
                                          Its: Pres/CEO
                                              -----------------------

                         AMENDMENT TO SECURITY AGREEMENT
                           AND TO ASSIGNMENT AGREEMENT

      This Amendment to Security Agreement and to Assignment Agreement (this "Amendment") is made as of August 10, 1995 among Biotage, Inc., a Delaware corporation (the "Borrower"), Sheridan G. Snyder (the "Assignor") and Crestar Bank, N.A. (the "Bank").

                                   Recitals

      A. The Assignor has extended a line of credit to the Borrower evidenced by a Credit Line Note dated as of May 11, 1993 in the principal amount of $500,000.00 (the "Company Note") secured by a security agreement (the "Security Agreement") of even date therewith pledging substantially all of the personal property of the Borrower, including without limitation all after acquired intellectual property.

      B. The Assignor has assigned all of his rights, remedies, claims and interests under the Company Note and the Security Agreement to the Bank pursuant to an assignment agreement (the "Assignment") dated as of May 11, 1993 between the Assignor and the Bank.

      C. In order to permit the Borrower to raise over $1.5 million of additional equity financing and to acquire certain technology through the acquisition of Protein Engineering Corporation ("PEC"), and subject to the terms and conditions of this Amendment, the Assignor and the Bank are prepared to amend the Security Agreement and the Assignment to substitute the Company Note with a new term note of the Borrower and to release certain collateral that would otherwise be subject to the lien of the Security Agreement pursuant to the after-acquired property provisions thereof.

      NOW, THEREFORE, the parties agree as follows:

      (1) The Company Note will be surrendered immediately by the Bank, on behalf of the Bank and the Assignor, to the Borrower in exchange for a new secured convertible term note of the Borrower in substantially the form of Exhibit A hereto (the "New Note"). The New Note will be held by the Bank and all references in the Assignment and the Security Agreement to the "Company Note" or the "Credit Line Note", as the case may be, will hereafter be deemed to be references to the New Note.

      (2) The term "Intellectual Property" as defined in the Security Agreement is hereby amended to exclude therefrom, and thereby to release from the lien of the Security Agreement thereon, any patents and other technology and intellectual property licensed or otherwise acquired from PEC or its subsidiary, P.E.C. Technology Corp., by the Borrower, whether now existing or hereafter acquired, and all proceeds of the foregoing exclusions.

      (3) The Assignor and the Bank agree to execute and deliver to the Borrower any UCC financing statements that the Borrower may reasonably request to further evidence and confirm the release of collateral from the lien of the Security Agreement set forth in Section 2 above.

      (4) The parties hereto agree that, except as set forth above, in all other respects the Security Agreement and the Assignment remain in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first above written.

BORROWER:                              BIOTAGE, INC.

                                       By: /s/ Robert Dishman
                                          ---------------------------
                                               Its:
                                                   ------------------

ASSIGNOR:

                                       /s/ Sheridan G. Snyder
                                       ------------------------------
                                       SHERIDAN G. SNYDER

BANK:                                  CRESTAR BANK, N.A.

                                       By: /s/ Linda W. Hitchings
                                          ---------------------------
                                                Its: Vice President
                                                    -----------------